UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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INFOSONICS CORPORATION
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INFOSONICS CORPORATION
5880 Pacific Center Blvd.
San Diego, CA 92121
858 373-1600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 12, 2006

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of InfoSonics Corporation to be held on June 12, 2006 at 10:00 a.m. (Pacific time) at Del Mar Marriott, 11966 El Camino Real, San Diego, California, for the following purposes:

1.                To elect a Board of Directors consisting of five directors, each to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

2.                To approve the 2006 Equity Incentive Plan;

3.                To approve stock options granted to non-employee members of the Board of Directors during fiscal year 2005;

4.                To ratify the selection of Singer Lewak Greenbaum & Goldstein LLP as InfoSonics’ independent registered public accounting firm for the fiscal year ending December 31, 2006; and

5.                To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The complete text of these proposals and the reasons the directors have proposed their adoption are contained in the accompanying proxy statement, and you are urged to carefully study them.

Only the stockholders of record as shown on our transfer books at the close of business on April 20, 2006 are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 is being mailed to stockholders with this proxy statement. The Annual Report is not part of the proxy soliciting material. We intend to mail this proxy statement and the accompanying proxy card on or about May 3, 2006 to all stockholders of record entitled to vote at the meeting.

All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy card in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy card may revoke it by filing with our Corporate Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must request and obtain a proxy card issued in your name from that record holder.

For the reasons stated herein, the Board of Directors recommends that you vote “FOR” the first four proposals listed above and described in this proxy statement. Your vote is important no matter how many shares you own. To be sure that your shares will be voted at the Annual Meeting, please sign and date the enclosed proxy card.

This will not prevent you from attending and voting your shares in person. Prompt return of your proxy card will reduce InfoSonics’ expenses in this matter.

By Order of the Board of Directors
/s/ JOSEPH RAM
San Diego, California	Joseph Ram
April 28, 2006	Chief Executive Officer

INFOSONICS CORPORATION
5880 Pacific Center Blvd.
San Diego, CA 92121
858-373-1600

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To be held June 12, 2006

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these proxy materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of InfoSonics Corporation is soliciting your proxy to vote at its 2006 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and the accompanying proxy card on or about May 3, 2006 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 20, 2006, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were 6,766,346 shares of common stock outstanding and entitled to vote.

Who is a stockholder of record?

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

If, at the close of business on the record date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I voting on?

You are being asked to vote on the following four proposals:

•       Election of five directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

•       Approval of the 2006 Equity Incentive Plan;

•       Approval of stock options granted to non-employee members of our Board of Directors during 2005; and

•       Ratification of the selection by the Audit Committee of our Board of Directors of Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

How do I vote?

For the election of directors, you may either vote “For” or “Against” any nominee or “Withhold” your vote for any nominee you specify. For any other matter to be voted on, you may vote “For” or “Against” or abstain from voting on the matter. The procedures for voting depend on whether you are a stockholder of record or a beneficial owner of shares.

Stockholder of Record.   If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the enclosed proxy card. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

Beneficial Owner.   If you are a beneficial owner of shares registered in the name of your broker, bank or other agent (that is, in “street name”), you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

If you hold shares in street name and do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give instructions to your broker, bank or other agent, the shares will be treated as broker non-votes.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on April 20, 2006, the record date for the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as recommended by our Board of Directors. The Board of Directors recommends a vote in favor of all five nominees for director and in favor of each of the other three proposals described in this proxy statement. If any other matter is properly presented at the Annual Meeting, one of the individuals named on your proxy card as your proxy will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•       you may submit another properly completed proxy with a later date,

•       you may send a written notice that you are revoking your proxy to our Corporate Secretary at 5880 Pacific Center Blvd., San Diego, CA 92121, or

•       you may attend the Annual Meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

What is the quorum requirement?

A quorum of stockholders is necessary to transact business at the Annual Meeting. A quorum will be present if at least a majority of the shares entitled to vote are represented by stockholders at the Annual Meeting or by proxy. Your shares will count towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. In the election of directors, a decision to withhold authority to vote will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes also will be counted in determining the presence of a quorum.

At the close of business on the record date, there were 6,766,346 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 3,383,174 shares must be represented by stockholders present at the meeting or by proxy. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes are needed to approve each proposal?

•       Election of directors. The affirmative vote of a majority of the shares represented at the Annual Meeting (in person or by proxy) is required for each of the five nominees to be elected directors. Cumulative voting is not permitted in the election of directors. Withholding votes on this proposal will have no impact since no vote has been cast in favor of any nominee. There will be no broker non-votes on this proposal since brokers and other nominees who hold shares for the accounts of their clients generally have discretionary authority to vote such shares in the absence of voting instructions from their clients.

•       Approval of the 2006 Equity Incentive Plan. The affirmative vote of a majority of the shares cast at the Annual Meeting (in person or by proxy) is required to approve the 2006 Equity Incentive Plan. Brokers do not have discretion to vote on this proposal because it is considered a non-discretionary proposal. However, broker non-votes and abstentions will not affect the outcome on this proposal.

•       Approval of the stock options granted to non-employee members of our Board of Directors. The same vote requirements for approval of the 2006 Equity Incentive Plan apply to approval of the stock options granted to non-employee members of the Board of Directors.

•       Ratification of Singer Lewak Greenbaum & Goldstein LLP as InfoSonics’ independent registered public accounting firm. The affirmative vote of the majority of outstanding shares represented at the Annual Meeting (in person or by proxy) is necessary to ratify the selection of our auditor. There will be no broker non-votes on the ratification of the accountants since brokers can vote with discretion on this proposal. Abstentions will not affect the outcome on this proposal.

We are not aware, as of the date of this proxy statement, of any matters to be voted on at the Annual Meeting other than as stated in this proxy statement and the accompanying notice. If any matters are properly presented at the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count affirmative and negative votes, abstentions and broker non-votes. The Board of Directors has appointed our Chief Financial Officer to serve as the inspector of election.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final and official voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2006 ending June 30, 2006 (which will be available at www.sec.gov).

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, a stockholder proposal must be submitted in writing by December 30, 2006, to our Corporate Secretary at 5880 Pacific Center Blvd., San Diego, CA 92121. Please review our bylaws, which contain additional requirements regarding advance notice of stockholder proposals. A copy of our bylaws is also available from our Corporate Secretary at the address above.

AVAILABLE INFORMATION

Copies of our Annual Report on Form 10-K are being sent to each stockholder with this proxy statement. Upon written request, we will provide, without charge, a copy of our quarterly report on Form 10-Q for the quarter ended March 31, 2006 to any stockholders of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on April 20, 2006. Any request for a copy of these reports should be mailed to InfoSonics Corporation, Attn: Investor Relations, 5880 Pacific Center Blvd., San Diego, CA 92121. Stockholders may also receive copies of this report and our other reports at no charge by accessing our website at www.infosonics.com or the Securities and Exchange Commission’s website at www.sec.gov.

PROPOSAL 1:  ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect five directors to serve as members of our Board of Directors. Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified. Each of the nominees currently is a director of InfoSonics.

It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

About the Directors

Set forth below is biographical and other information about each of the nominees. Each of our nominees was recommended for election to our Board by our Nominating and Corporate Governance Committee, comprised of non-management independent directors.

Name	Age as of June 12, 2006	Position with InfoSonics	Initial Date as Director
Joseph Ram	43	Chief Executive Officer, President and Director	1994
Abraham G. Rosler	45	Executive Vice President and Director	1998
Randall P. Marx(1)(2)(3)(4)	54	Director	2003
Robert S. Picow(1)(2)(3)	51	Director	2003
Kirk A. Waldron(1)(2)(3)	43	Director	2005

(1)          Member of the Audit Committee of our Board.

(2)          Member of the Compensation Committee of our Board.

(3)          Member of the Nominating and Corporate Governance Committee of our Board.

(4)          Audit Committee Chairman and Compensation Committee Chairman.

Biographical Information

Joseph Ram, Founder, President, CEO & Director.   In 1994, Mr. Ram founded InfoSonics Corporation as a distribution center for telecom and business systems. Previously, between 1989 and 1993, as sales director for ProCom Supply, Mr. Ram was in charge of worldwide purchasing and oversaw all international sales.

Abraham G. Rosler, Executive Vice President & Director.   Mr. Rosler has served as Executive Vice President and a director of InfoSonics since 1998. Mr. Rosler oversees purchasing and all international sales. Prior to joining InfoSonics, Mr. Rosler was the managing director of a company that sold cellular accessories into Latin America. Mr. Rosler holds a Bachelor of Arts degree from the University of Nevada at Las Vegas.

Randall P. Marx, Director.   Mr. Marx has served as a director of InfoSonics since December 2003. Mr. Marx has served as a Director of ARC Wireless Solutions, Inc. (OTC:BB:ARCS), a publicly traded company engaged in antenna design and manufacturing and the distribution of wireless telecommunication network components, since February May 1990, as Chief Executive Officer from December 1994 until June 2000, as Treasurer and Principal Financial Officer from December 1994 until June 2000, as Director of Acquisitions from July 2000 until February 2001 and as Chairman and Chief Executive Officer since February 2001. From 1983 until 1989, Mr. Marx served as President of THT Lloyd’s Inc., Lloyd’s Electronics Corp. and Lloyd’s Electronics Hong Kong Ltd., international consumer electronics companies.

Robert S. Picow, Director.   Mr. Picow has served as a director of InfoSonics since December 2003. Mr. Picow has served as Chairman of Cenuco Inc. (Amex:ICU), a publicly traded company engaged in wireless application development and software solutions, since April 2004, and as a director of Cenuco since July 2003. Mr. Picow has served as a director of Streicher Mobile Fueling, a fuel distribution company, since March 2001 and as a director of Fundamental Management Corporation, a private fund management company, since May 2001. Mr. Picow served as Vice Chairman and a director of BrightPoint from 1996 until 1997. Subsequent to his last position with BrightPoint in 1997, Mr. Picow was not employed until accepting the directorship in Fundamental Management Corporation in 2001. Mr. Picow was chief executive officer of Allied Communications, a cellular telephone and accessory distribution company, from its formation in 1986 until it merged with BrightPoint in 1996.

Kirk A. Waldron, Director.   Mr. Waldron has served as a director of InfoSonics since January 2005. Mr. Waldron has been Chief Executive Officer of Altatron EMS, an electronics manufacturer since February 2006. Mr. Waldron serves as a director of Reptron Electronics, Inc. (OTCBB:RPRN.OB). From May 2005 through February 2006, Mr. Waldron was Chief Financial Officer of Classic Party Rentals, a party rental supplier. From September 2004 through January 2005, Mr. Waldron served as Interim President and Chief Financial Officer of SMTEK International Inc. (NASDAQ:SMTI), an electronics manufacturer. Mr. Waldron also served as SMTEK’s Senior Vice President, Chief Financial Officer from April 2001 through January 2005. Mr. Waldron is a Certified Public Accountant and holds a Bachelor of Science in Business Administration from the University of Southern California.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees for election as directors.

OTHER EXECUTIVE OFFICERS

The following is biographical information as of March 1, 2006 for our executive officers not otherwise discussed above.

Jeffrey A. Klausner, Chief Financial Officer.   Mr. Klausner has served as our Chief Financial Officer since July 2003. Prior to joining InfoSonics, Mr. Klausner was responsible for financial management of Cable & Wireless’s Content Delivery Network, including caching and streaming, from 2000 until 2003. Prior to his work at Cable & Wireless, he was Corporate Controller for Sandpiper Networks, later merged with Digital Island and acquired by Cable & Wireless. Mr. Klausner started his career with Coopers & Lybrand in the technology and entertainment practice in Los Angeles. Mr. Klausner holds a Bachelor of Science in Management from Tulane University, and is a Certified Public Accountant in California.

Joseph C. Murgo, Vice President of North American Sales & Marketing.   Mr. Murgo has served as our Vice President of North American Sales and Marketing since February 2000. Mr. Murgo oversees our domestic sales department. Mr. Murgo was the director of sales at BrightPoint, Inc. from 1996 until 1999 and a national account manager for Ericsson, Inc. from 1999 until 2000. Mr. Murgo has an Associated Arts degree from Massachusetts Bay Community College.

DIRECTOR INDEPENDENCE

We are required to have a majority of our Board of Directors be composed of independent directors who each meet the independence listing standards of the American Stock Exchange.

Accordingly, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and InfoSonics and its subsidiaries and affiliates. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder). As provided in the Director Qualification Standards of the Nominating and Corporate Governance Committee Charter, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that the following directors nominated for election at the Annual Meeting are independent of InfoSonics under the standards set forth in InfoSonics’ Nominating and Corporate Governance Committee charter:

Randall P. Marx
Robert S. Picow
Kirk A. Waldron

In making these determinations, the Board considered that in the ordinary course of business, transactions may occur between InfoSonics and its subsidiaries and companies at which some of our directors are or have been officers. In each case, the amount of transactions from these companies in each of the last three years did not approach the thresholds set forth in the applicable rules.

BOARD COMMITTEES AND MEETINGS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors annually reviews the AMEX listing standards definitions of independence for members of each of the committees and has determined that members of each of the committees are independent pursuant to Section 121A of the AMEX Company Guide.

Audit Committee

Our Audit Committee performs the following functions:

•       to determine the independent registered public accounting firm to be employed;

•       to discuss the scope of the independent registered public accounting firm’s examination;

•       to review the financial statements and the independent registered public accounting firm’s report;

•       to solicit recommendations from the independent registered public accounting firm regarding internal controls and other matters;

•       to review all related party transactions for potential conflicts of interest;

•       to make recommendations to the Board; and

•       to perform other related tasks as requested by the Board.

Messrs. Waldron, Marx and Picow are the members of the Audit Committee. Mr. Marx is the Chairman of the Audit Committee.

A copy of our Audit Committee’s charter is available on our web site at www.infosonics.com and is attached to this Proxy Statement as Appendix A.

Audit Committee Financial Expert

Our Board of Directors has determined that Messrs. Marx and Waldron, each an independent director, are the Audit Committee’s financial experts.

Compensation Committee

The members of our Compensation Committee are Messrs. Waldron, Marx and Picow. Mr. Marx is the Chairman of the Compensation Committee. Our Compensation Committee performs the following functions, among others:

•       to develop executive compensation philosophy and establish and annually review and approve policies regarding executive compensation programs and practices;

•       to review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives and set the Chief Executive Officer’s compensation based on this evaluation;

•       to review the Chief Executive Officer’s recommendations with respect to, and approve annual compensation for, InfoSonics’ other executive officers;

•       to establish and administer annual and long-term incentive compensation plans for key executives;

•       to recommend to the Board for its approval and, where appropriate, submission to InfoSonics’ stockholders, incentive compensation plans and equity based plans;

•       to recommend to the Board for its approval changes to executive compensation policies and programs; and

•       to review and approve all special executive employment, compensation and retirement arrangements.

A copy of our Compensation Committee’s charter is available on our web site at www.infosonics.com.

Nominating and Corporate Governance Committee

We also have a Nominating and Corporate Governance Committee, which, pursuant to its written charter is responsible for nominating potential directors and for considering nominations for potential directors submitted by our stockholders and for certain matters related to corporate governance. Messrs. Marx, Picow and Waldron serve on this committee.

There have been no material changes to the procedures by which security holders may recommend nominees to our Board of Directors in the last fiscal year.

A copy of our Nominating and Corporate Governance Committee’s charter (including our director selection criteria) is available on our web site at www.infosonics.com.

Director Candidates

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications and have a high standard of personal and professional ethics, integrity and values. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers independence, diversity, age, geography, professional background and experience, other board experience, skills and expertise, and such other factors as it deems appropriate given the current needs of the Board and InfoSonics, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relevant considerations. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for AMEX purposes, which determination is based upon applicable AMEX listing standards, applicable Securities and Exchange Commission (“SEC”) rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting of stockholders must do so by delivering at least 120 days prior to the anniversary date of the mailing of the proxy statement for our last annual meeting of stockholders a written recommendation to the Nominating and Corporate Governance Committee at the following address: 5880 Pacific Center Blvd., San Diego, California 92121. Each submission must set forth: the name and address of the stockholder on whose behalf the submission is made; the number of our shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. To date, the Nominating and Corporate Governance Committee has not received a director nominee from a stockholder or stockholders holding more than five percent of our voting stock.

Meetings of the Board of Directors and Board and Committee Member Attendance

Our Board of Directors met five times during the fiscal year 2005. Our Audit Committee met four times during the fiscal year 2005, and our Compensation Committee met three times during the fiscal year 2005. Our Nominating and Corporate Governance Committee did not meet during the fiscal year 2005. All directors attended at least 75% of the meetings of the Board, and of the committees on which they served, that were held while they were a director or committee member, respectively.

InfoSonics does not have a specific policy requiring director attendance at the Annual Meeting; however, we encourage our directors to be present at the Annual Meeting and available to answer any stockholder questions. All of our directors attended last year’s annual meeting.

ADDITIONAL CORPORATE GOVERNANCE INFORMATION

Stockholder Communications

Stockholders wishing to send communications to the Board may contact Joseph Ram, our Chief Executive Officer, President and Chairman of the Board, at InfoSonics’ principal executive office address. All such communications will be shared with the members of the Board, or if applicable, a specified committee or director.

Compensation Committee Interlocks and Insider Participation

Messrs. Marx, Picow and Waldron serve on InfoSonics’ Compensation Committee. None of these individuals have served as a member of the compensation committee of another entity that has an executive officer serving on the Compensation Committee of InfoSonics. No executive officer of InfoSonics has served as a director of another entity that had an executive officer serving on the Compensation Committee of InfoSonics. Finally, no executive officer of InfoSonics has served as a member of the compensation committee of another entity, which had an executive officer serving as a director of InfoSonics.

Conflicts of Interest Policies

Our Board of Directors and our officers are subject to certain provisions of Maryland law that are designed to eliminate or minimize the effects of certain potential conflicts of interest. In addition, our bylaws provide that any transaction between us and an interested party must be fully disclosed to our Board, and that a majority of the directors not otherwise interested in the transaction (including a majority of independent directors) must make a determination that the transaction is fair, competitive and commercially reasonable and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

All future transactions between us and any of our officers, directors, or 5% stockholders will be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of our independent, disinterested directors. We believe that by following these procedures, we will be able to mitigate the possible effects of these conflicts of interest.

Code of Business Conduct and Ethics and Reporting of Accounting Concerns

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”). We require all employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest.

We have also adopted a Code of Ethics for our Chief Executive Officer, our Chief Financial Officer, our Controller and all other financial officers and executives. This Code of Ethics supplements our Code of Conduct and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

The Code of Conduct and Code of Ethics were filed with the SEC as exhibits to our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on January 30, 2004 and can be found on our website at www.infosonics.com.

We have established “whistle-blower procedures” which provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide substantial protections to employees who report company misconduct.

AUDIT COMMITTEE REPORT

The Audit Committee oversees InfoSonics’ financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee, as it was constituted at the time of each respective report, reviewed and discussed with management the audited financial statements in InfoSonics’ Annual Report on Form 10-K for the year ended December 31, 2005 and the unaudited financial statements included in InfoSonics’ Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2005.

The Audit Committee discussed with its independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditor’s judgments as to the quality, not just the acceptability, of InfoSonics’ accounting principles and such other matters as are required to be discussed by the auditor with the Audit Committee under Statement on Auditing Standard No. 61, as amended. In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting firm’s independence from management and InfoSonics, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The Audit Committee considered whether the auditor’s providing services on behalf of InfoSonics other than audit services is compatible with maintaining the auditor’s independence.

The Audit Committee discussed with InfoSonics’ independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of the auditor’s examinations, its evaluations of InfoSonics’ internal controls, and the overall quality of InfoSonics’ financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC. The Audit Committee also has recommended to the Board the selection of InfoSonics’ independent registered public accounting firm for 2006.

The Audit Committee
Randall P. Marx, Chairperson
Robert S. Picow
Kirk A. Waldron

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

None of the members of the Compensation Committee of the Board of Directors is an employee of InfoSonics. The Compensation Committee sets and administers the policies that govern the annual and long-term compensation of executive officers of InfoSonics. The Compensation Committee makes determinations concerning compensation of executive officers and awards of stock options under InfoSonics’ stock option plans.

Compensation Policies Toward Executive Officers

The Compensation Committee’s executive compensation policies are designed to provide competitive levels of compensation that relate compensation to InfoSonics’ annual and long-term performance, reward above-average corporate performance compared to other companies in the distribution industry, recognize individual initiative and achievements, and assist InfoSonics in retaining and attracting qualified executive officers. The Compensation Committee attempts to achieve these objectives through a combination of base salary, stock options or other equity incentive compensation, and cash bonus awards. In determining compensation, the Compensation Committee considers the matters discussed in this report as well as the recommendations of the Chief Executive Officer concerning other executive officers and employees.

Executive Salaries

Executive salaries are reviewed by the Compensation Committee on a yearly basis and are set for individual executive officers based on subjective evaluations of each individual officer’s performance and contributions to InfoSonics, InfoSonics’ past performance, its future prospects and long-term growth potential, and a comparison of the salary ranges for executives of other companies in the distribution industry. Through consideration of these criteria, the Compensation Committee believes that salaries may be set in a manner that is both competitive and reasonable within InfoSonics’ industry. During the fiscal year ended December 31, 2004, the Compensation Committee approved employment agreements for each of Messrs. Ram, Rosler, Klausner and Murgo, the terms of which are described under the heading “—Employment Agreements with Named Executive Officers,” below. Since the date of such agreements, there have been no changes in the base salary of Messrs. Ram, Rosler, Klausner and Murgo.

Stock Options

Stock options are granted to executive officers and other employees of InfoSonics by the Compensation Committee as a means of providing long-term incentive to InfoSonics’ employees. The Compensation Committee believes that stock options encourage increased performance by our employees and align the interests of our employees with the interests of our stockholders. Decisions concerning recommendations for the granting of stock options to a particular executive officer are made after reviewing the number of options previously granted to that officer, the number of options granted to other executive officers (with higher ranking officers generally receiving more options in the aggregate), a subjective evaluation of that officer’s performance and contributions to InfoSonics, as described above under “—Executive Salaries,” and anticipated involvement in InfoSonics’ future prospects. While stock options are viewed by the Compensation Committee on a more forward-looking basis than cash bonus awards based on prior performance, an executive officer’s prior performance will impact the number of options that may be granted. During the fiscal year ended December 31, 2005, stock options were granted to the executive officers that took into account the foregoing factors. All stock options were granted with an exercise price equal to the fair market value of InfoSonics’ common stock on the dates of grant.

Cash Bonus Awards

The Compensation Committee considers on an annual basis whether to pay cash bonuses to some or all of InfoSonics’ employees, including its executive officers. The Compensation Committee considers the granting of bonuses with the objective that InfoSonics will remain competitive in its compensation practices and be able to retain highly qualified executive officers. In determining the amounts of bonuses, the Compensation Committee considers the performance both of InfoSonics and of each executive officer in the past year as described above under “—Executive Salaries.” The Compensation Committee’s review of InfoSonics’ performance concentrates on revenues and earnings, distributor relationships, customer relationships, internal operating procedures and efficiencies, personnel matters, investment community recognition of InfoSonics and financial stability. Based on InfoSonics’ strong performance in 2005, the Compensation Committee approved a cash bonus in the amount of $75,000 to each of Messrs. Rosler and Klausner. The Compensation Committee also approved a cash bonus of $54,231 to Joseph Murgo in accordance with his employment agreement which provides that he will receive an annual base salary plus a bonus of up to 200% of salary, depending on total sales levels and gross profits from sales generated by Mr. Murgo and the sales people he supervises.

Chief Executive Officer Compensation

Generally, the compensation of InfoSonics’ Chief Executive Officer is determined in the same manner as the compensation for other executive officers of InfoSonics as described above. The Compensation Committee did not adjust Mr. Ram’s compensation during the fiscal years ended December 31, 2004 and 2005. Based on InfoSonics’ strong performance during fiscal year 2005 and Mr. Ram’s role in achieving such performance, the Compensation Committee awarded Mr. Ram a cash bonus of $150,000 for 2005.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a publicly traded company may deduct for compensation paid to its chief executive officer and the four other most highly compensated executive officers in a fiscal year. “Performance-based compensation” is excluded from this $1 million limit. The Compensation Committee does not presently expect total cash-based compensation to any of our executive officers to exceed the $1 million limit. The Compensation Committee has not adopted a policy that all compensation must be tax-deductible and qualified under Section 162(m). Subject to stockholder approval, option grants under the 2006 Equity Incentive Plan will be designed to qualify for the performance-based exemption under Section 162(m).

The Compensation Committee
Randall P. Marx
Robert S. Picow
Kirk A. Waldron

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are not aware of any person who at any time during the fiscal year ended December 31, 2005, was a director, officer or beneficial owner of more than ten percent of our common stock, who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act during such fiscal year, except as set forth below:

On December 30, 2005, our Board of Directors approved option grants to Messrs. Ram, Rosler, Klausner, Picow, Marx, Waldron and Murgo. Each Form 4 filed with respect to such option grant was untimely filed.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

We have three non-employee directors, Messrs. Marx, Pico and Waldron. Members of the Board who also serve as employees of InfoSonics do not receive any additional cash or equity compensation for their services as a director.

Our non-employee directors receive $13,500 per year, payable quarterly, for serving as directors. The Chairman of the Audit Committee receives an additional $2,000 per year, payable quarterly. Non-employee directors also are reimbursed for out-of-pocket expenses incurred in fulfilling their duties as directors.

Subject to stockholder approval of Proposal 4 below, “To Approve Stock Options Granted to Non-Employee Members of our Board of Directors during Fiscal Year 2005,” Messrs. Marx, Pico and Waldron will each hold stock options to purchase 30,000 shares of InfoSonics’ common stock which were granted for their director services in 2005 and 2006. The terms of these grants are described in Proposal 4. Subject to stockholder approval of the 2006 Equity Incentive Plan, future equity grants to directors will be made under that plan.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth in summary form, for each of the last three successive fiscal years ended December 31, the compensation we paid to our Chief Executive Officer and to each of our other most highly compensated executive officers whose total salary and bonus was at least $100,000 in 2005 (each of these persons is referred to herein as a “Named Executive Officer”).

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Other Annual Compensation (#)(3)	Options (#)
Joseph Ram	2005	$275,000	$150,000	15,840	25,000
Chief Executive Officer and President	2004	275,000	0	18,024	—
	2003	118,800	172,551	21,125	—
Abraham G. Rosler	2005	$120,000	$75,000	7,239	140,000
Executive Vice President	2004	120,000	0	8,564	—
	2003	72,000	30,107	7,870	—
Jeffrey A. Klausner	2005	$150,000	$75,000	—	170,000
Chief Financial Officer	2004	150,000	0	—	—
	2003	52,500	—	—	250,000
Joseph C. Murgo	2005	$100,000	$54,231	—	40,000
Vice President of Sales	2004	100,000	29,865	—	21,000
	2003	100,000	35,639	—	20,000

(1)          The dollar value of base salary (cash and non-cash) earned during the year indicated.

(2)          The dollar value of bonus (cash and non-cash) earned during the year indicated.

(3)          The aggregate amount of perquisites and other personal benefits, securities or property received by the Named Executive Officers in 2005 was less than either $50,000 or 10% of the total annual salary and bonus reported for such Named Executive Officer, whichever is less. The amounts shown are for automobile and tax return preparation expenses paid by us.

Option Grants in Last Fiscal Year

The following table provides summary information concerning individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2005 under our equity incentive plans. During fiscal year 2005, InfoSonics granted stock options totaling 726,500 shares under our equity incentive plans to our Named Executive Officers and employees.

Option Grants in Last Fiscal Year

	Individual Grants
	Number of					Potential Realizable Value
	Securities		% of Total			at Assumed Annual Rates
	Underlying		Options Granted	Exercise		of Stock Price Appreciation
	Options		to Employees in	Price	Expiration	for Option Term(1)
Name	Granted (#)		Fiscal Year	($/Share)	Date	5% ($)	10% ($)
Joseph Ram	25,000	(2)	3.9%	$16.24	12/30/08	$112,170	$247,867
Abraham G. Rosler	90,000	(3)	14.1%	$3.29	01/21/08	$230,385	$483,790
	50,000	(2)	7.8%	$16.24	12/30/08	$224,341	$495,734
Jeffrey A. Klausner	120,000	(3)	18.8%	$3.29	01/21/08	$307,180	$645,053
	50,000	(2)	7.8%	$16.24	12/30/08	$224,341	$495,734
Joseph C. Murgo	25,000	(3)	3.9%	$3.29	01/21/08	$63,996	$134,386
	15,000	(2)	2.3%	$16.24	12/30/08	$67,302	$148,720

(1)          The dollar amounts in this table represent the potential realizable value of the stock options granted, assuming that the common stock appreciates in value from the date of grant to the end of the applicable option term at annualized rates of 5% and 10%. The amounts are not the actual value of the options granted and are not intended to forecast possible future appreciation, if any, of the common stock.

(2)          Reflects stock options granted on December 30, 2005 with an exercise price equal to the common stock’s closing price on the date of grant ($16.24). The options were fully vested at grant and have a three-year term, subject to earlier termination in the event of a Named Executive Officer’s termination of employment.

(3)          Reflects stock options granted on January 21, 2005 with an exercise price equal to the common stock’s closing price on the date of grant ($3.29). The options were fully vested at grant and have a three-year term, subject to earlier termination in the event of a Named Executive Officer’s termination of employment.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

No stock options were exercised by the Named Executive Officers during the fiscal year ended December 31, 2005. The following table sets forth certain information regarding unexercised stock options held as of December 31, 2005 by each of the Named Executive Officers.

	Number of Securities Underlying Unexercised Options Held at December 31, 2005 (#)		Value of Unexercised In-the-Money Options at December 31, 2005 ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph Ram	225,000	—	$2,908,000	$—
Abraham G. Rosler	745,500	—	10,737,470	—
Jeffrey A. Klausner	420,000	41,666	4,301,500	457,909
Joseph C. Murgo	80,500	10,500	811,470	107,520

(1)          The value of unexercised in-the-money options is based on the difference between the closing price of the common stock on December 30, 2005 ($16.24), as reported by the American Stock Exchange, and the exercise price of the options. There is no guarantee that if and when these options are exercised they will have this value. An option is “in-the-money” if the fair market value of the underlying shares exceeds the exercise price of the option.

Employment Agreements with Named Executive Officers; Change in Control Provisions under the 2003 Stock Option Plan

Employment Agreements.   InfoSonics has entered into employment agreements dated as of January 1, 2004 with each of its executive officers. The employment agreements for each of Messrs. Ram, Klausner and Rosler are substantially similar except with respect to the annual salary. Mr. Ram is to receive an annual salary of $275,000, Mr. Klausner is to receive an annual salary of $150,000, and Mr. Rosler is to receive an annual salary of $120,000, subject to periodic review by the Board or the Compensation Committee. In addition, each officer is eligible to receive bonuses as determined by the Compensation Committee, though no minimum or maximum bonus amount is required under these agreements. Each of these employment agreements has a term of four years.

The employment agreement for Mr. Murgo provides for an annual base salary of $100,000 plus a bonus of up to 200% of salary, depending on total sales levels and gross profits from sales generated by Mr. Murgo and the sales people that he supervises. There is no minimum bonus amount to be paid pursuant to this agreement. The percentages used to calculate the bonus may be revised by the Compensation Committee as other personnel are hired for certain sales activities. In addition, the Compensation Committee has the right to review Mr. Murgo’s employment agreement every six months and to change terms as the Compensation Committee deems appropriate. If Mr. Murgo does not agree to the changes, we have the right upon ten days’ notice to Mr. Murgo to amend the compensation payable under the agreement to a salary amount equal to 110% of the average monthly salary paid to Mr. Murgo for the previous 12 months. The employment agreement otherwise has a four-year term.

All the agreements with the executive officers provide for the payment of severance under certain conditions. If InfoSonics terminates an employment agreement other than for cause or if the employee terminates for “reasonable basis” (as defined in the employment agreements), the officer is entitled to a severance payment equal to the greater of 50% of the salary payable over the remaining term of the employment agreement or 18 months of salary, subject to the officer’s execution of a general release and waiver of claims against InfoSonics. If an officer voluntarily terminates his employment other than for “reasonable basis,” the officer is not entitled to receive a severance payment. The definition of “reasonable basis” includes a termination of employment within twelve months of a change in control of InfoSonics, such as merger or sale of InfoSonics or a sale of all or substantially all of its assets or securities. Under the terms of the agreements, the officers are also subject to confidentiality and non-competition restrictions in favor of InfoSonics.

Change in Control Provisions Under the 2003 Stock Option Plan.   Under the 2003 Stock Option Plan, outstanding stock options will become fully exercisable upon a “change in control” or a “reorganization event” (as defined in the 2003 Stock Option Plan and including certain mergers, consolidations and acquisitions of InfoSonics’ equity securities). In addition, the Compensation Committee may determine that outstanding options will be surrendered in exchange for a cash payment or make any other adjustments it deems appropriate in a change in control or reorganization event.

Certain Relationships and Related Transactions

Other than as described in “—Employment Agreements with Named Executive Officers” above, there are no material relationships between us and any of our directors, executive officers or known holders of more than 5% of our common stock since January 1, 2005.

Security Ownership of Certain Beneficial Owners and Management

As of March 31, 2006 there were 6,764,904 shares of common stock outstanding. The following table sets forth certain information as of that date with respect to the beneficial ownership of common stock by each (i) Named Executive Officer, (ii) director and nominee for director, (iii) all executive officers and directors as a group, and (iv) each other person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class
Joseph Ram	2,625,000	(2)	37.55	%(2)
5880 Pacific Center Blvd.
San Diego, California 92121
Abraham G. Rosler	745,500	(3)	9.93	%(3)
5880 Pacific Center Blvd.
San Diego, California 92121
Jeffrey A. Klausner	413,056	(4)	5.75	%(4)
5880 Pacific Center Blvd.
San Diego, California 92121
Joseph C. Murgo	83,417	(5)	1.22	%(5)
5880 Pacific Center Blvd.
San Diego, California 92121
Randall P. Marx	43,333	(6)	*
10601 W. 48th Avenue
Wheatridge, Colorado 80033
Robert S. Picow	40,000	(7)	*
7534 Isla Verde Way
Del Ray Beach, Florida 33446
Kirk A. Waldron	30,000	(8)	*
5880 Pacific Center Blvd.
San Diego, California 92121
All Executive Officers and Directors as a Group (7 Persons)	3,980,305	(9)	56.12%
JRC, Inc.	866,680	(10)	11.36%
One Knightrider Court
London EC4V 5JU
United Kingdom

*                    Less than one percent

(1)          “Beneficial ownership” is defined in the regulations promulgated by the SEC as having or sharing, directly or indirectly, (a) voting power, which includes the power to vote or to direct the voting, or (b) investment power, which includes the power to dispose or to direct the disposition of shares of the common stock of an issuer. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of the date of this Proxy Statement, are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)          Includes 540,000 shares of common stock owned by Ram Grantor Retained Annuity Trust, of which Mr. Ram is Trustee. Also includes currently exercisable options to purchase 200,000 shares.

(3)          Consists of 605,500 currently exercisable options held by the Abraham G. Rosler Family Trust dated July 30, 1999, of which Mr. Rosler is Trustee. Also includes currently exercisable options to purchase 140,000 shares.

(4)          This number includes options to purchase 170,000 shares which are currently exercisable. Mr. Klausner owns options to purchase 250,000 shares, one-third of which vested on July 1, 2004. Thereafter, 1/36th of the options become exercisable on the first day of each calendar month. For purposes of calculating the percentage of beneficial ownership for this chart, as of March 31, 2006, Mr. Klausner is deemed to beneficially own 413,056 shares of common stock underlying options that are currently exercisable or that will become exercisable within the next sixty days.

(5)          This number includes options to purchase 70,000 shares which currently exercisable. Mr. Murgo owns options to purchase 21,000 shares, one-third of which vested on July 1, 2004. Thereafter 1/36th of the options become exercisable on the first day of each calendar month. For purposes of calculating beneficial ownership for this table, as of March 31, 2006, Mr. Murgo is deemed to beneficially own 83,417 shares of common stock underlying options that are currently exercisable or that will become exercisable within the next sixty days.

(6)          Mr. Marx holds options to purchase 20,000 shares, which vest in equal annual installments on December 31 of 2004, 2005 and 2006, provided that Mr. Marx continues to be a director on those dates. Also includes options to purchase 30,000 shares granted to Mr. Marx in 2005 which will become fully exercisable only upon stockholder approval of the grants at the Annual Meeting and approval by AMEX for listing.

(7)          Mr. Picow holds options to purchase 15,000 shares, which vest in equal annual installments on December 31 of 2004, 2005 and 2006. Also includes options to purchase 30,000 shares granted to Mr. Picow in 2005 which will become fully exercisable only upon stockholder approval of the grants at this Annual Meeting and approval by AMEX for listing.

(8)          Includes options granted to Mr. Waldron to purchase 30,000 shares, which will become fully exercisable only upon stockholder approval of the grants at this Annual Meeting and approval by AMEX for listing.

(9)          Includes 1,466,972 shares underlying currently exercisable stock options held by executive officers and directors and reflects information contained in footnotes (1) through (8).

(10)   Includes 120,000 shares underlying currently exercisable common stock options. To our knowledge, JRC, Inc. is currently beneficially owned by three persons: Romano Romani, Roberto Romani and Cinzia Romani, each of whom owns approximately 33.3% of JRC, Inc.

Performance Graph

The following line graph compares the yearly percentage change in the cumulative total stockholder return, assuming reinvestment of dividends (regarding shares other than our common stock on which no dividends have been paid) for (1) our common stock, (2) SIC Index, and (3) the NASDAQ Market Index. The comparison shown in the graph is for the period beginning June 17, 2004, which was the day our common stock was first publicly traded, and ending December 31, 2005. The cumulative total stockholder return on InfoSonics’ common stock was measured by dividing the difference between InfoSonics’ share price at both the end and at the beginning of the measurement period by the share price at the beginning of the measurement period. The stock price performance shown in the graph is historical and not necessarily indicative of future price performance.

Performance Graph

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

	FISCAL YEAR ENDING
COMPANY/INDEX/MARKET	6/17/04	9/30/04	12/31/04	3/31/05	6/30/05	9/30/05	12/30/05
Infosonics Corp	100.00	58.80	61.20	43.08	51.11	76.07	277.61
Electronic Parts, Equip, NEC	100.00	84.06	87.81	88.78	97.23	108.52	112.46
NASDAQ Market Index	100.00	93.07	107.05	98.27	101.70	106.25	109.25

PROPOSAL 2: TO RATIFY THE SELECTION OF SINGER LEWAK GREENBAUM &

GOLDSTEIN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Singer Lewak Greenbaum & Goldstein LLP (“SLGG”), an independent registered public accounting firm, to audit the financial statements of InfoSonics for the fiscal year ending December 31, 2006. Although stockholder approval of the Audit Committee’s selection of SLGG is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If stockholders do not approve this proposal at the Annual Meeting, the Audit Committee may reconsider the selection of SLGG.

Representatives of SLGG are not expected to be present at the Annual Meeting.

Principal Accountant Fees and Services

The Audit Committee reviews and determines whether specific projects or expenditures with SLGG potentially affect their independence. The Audit Committee’s policy requires that all services the independent registered public accounting firm may provide to InfoSonics, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval. The approval will be reported to the Audit Committee at its next scheduled meeting. All audit and non-audit services provided by SLGG during 2005 were pre-approved by the Audit Committee.

The following sets forth the aggregate fees billed to us by SLGG for the years ended December 31, 2005 and 2004.

Audit Fees

The aggregate fees billed for professional services rendered by SLGG for its audit of our annual financial statements and its review of our financial statements included in Forms 10-Q and 10-K in fiscal years 2004 and 2005 were $89,894 and $140,039 respectively.

Audit Related Fees

The aggregate fees billed for audit related services by SLGG in years 2004 and 2005 were $110,100 and $5,590 respectively. The 2005 fees were accrued in connection with a consent for a securities filing with the SEC. The 2004 fees were accrued in connection with services related to our Registration Statement on Form S-1.

Tax Fees

There were no fees billed by our independent registered public accounting firm in either 2004 or 2005 for professional services for tax compliance, tax advice or tax planning.

All Other Fees

There were no fees billed in by our independent registered public accounting firm in either 2004 and 2005 for professional services other than the services described above.

The Board of Directors unanimously recommends that the stockholders vote “FOR” ratification of Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent registered public accounting firm.

PROPOSAL 3: TO APPROVE THE 2006 EQUITY INCENTIVE PLAN

We are asking stockholders to approve the InfoSonics Corporation 2006 Equity Incentive Plan (the “2006 Plan”). If approved by stockholders, the 2006 Plan will enable InfoSonics to achieve the following objectives:

1.                To continue InfoSonics’ ability to offer equity-based incentive compensation to substantially all of our eligible employees and non-employee directors.

We believe that employee stock ownership is a significant factor in achieving superior corporate performance. Historically, InfoSonics has granted stock options to the vast majority of its newly hired employees and to its non-employee directors. The use of stock options has been a vital component of InfoSonics’ overall compensation philosophy. To further these goals, we are requesting approval of 500,000 shares for the 2006 Plan.

As of April 20, 2006, no shares remained available for new option grants under the 1998 Stock Option Plan and 174,102 shares remained available for new option grants under the 2003 Stock Option Plan. Subject to stockholder approval of the 2006 Plan, the 174,102 shares remaining available under the 2003 Stock Option Plan will no longer be available for grant under that plan but will be included as part of the 500,000 shares authorized for issuance under the 2006 Plan. If the stockholders do not approve the 2006 Plan, the 174,102 shares will revert back to the 2003 Stock Option Plan.

2.                To maintain a competitive equity incentive program under which various types of awards may be granted, including stock options, restricted stock awards, restricted stock units, stock appreciation rights and stock bonus awards.

The various types of awards available under the 2006 Plan will give InfoSonics greater flexibility to respond to market changes in equity compensation practices. We believe that broad-based equity programs, a critical component of InfoSonics’ long-term employee incentive and retention program, have been very active in enabling us to attract, retain and motivate the talent critical for innovation and growth. While in the past, stock options have been the vehicle used to align the interests of our employees and directors with those of stockholders, InfoSonics intends to continually evaluate the merits of other equity vehicles and desires to have the flexibility available to grant other types of equity awards.

We strongly believe that our equity-based incentive programs and emphasis on employee stock ownership have been integral to our success in the past and will continue to be important to our ability to achieve consistently superior performance in the years ahead. Therefore, we consider approval of the 2006 Plan vital to InfoSonics’ continued success.

The following summary does not purport to be a complete description of the 2006 Plan. A copy of the complete text of the 2006 Plan is attached to this proxy statement as Appendix B, and the following description is qualified in its entirety by reference to the text of the 2006 Plan.

Summary of Terms

Purpose.   The 2006 Plan will allow InfoSonics to make grants of stock options, restricted stock awards, restricted stock units, stock appreciation rights and stock bonus awards to employees, consultants, advisors and non-employee directors. The purpose of these equity awards is to attract and retain talented individuals and non-employee directors, further align their interests with those of our stockholders and to continue to link compensation with InfoSonics’ performance.

Shares Available for Issuance.   The 2006 Plan authorizes the issuance of up to 500,000 shares of common stock, which includes 174,102 shares previously available for grant under the 2003 Stock Option Plan. Subject to stockholder approval of the 2006 Plan, those shares will no longer be available for grant under the 2003 Stock Option Plan but will be included as part of the 500,000 shares authorized for issuance under the 2006 Plan. The shares authorized under the 2006 Plan are subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar event. Shares issued under the 2006 Plan will consist of authorized and unissued shares.

If an award granted under the 2006 Plan lapses, expires, terminates or is forfeited or surrendered without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2006 Plan. Shares that are (i) tendered by a participant or retained by InfoSonics as payment for the purchase price of an award or to satisfy tax withholding obligations or (ii) covered by an award that is settled in cash will be available for issuance under the 2006 Plan. In addition, awards that InfoSonics grants as substitute awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2006 Plan.

Administration.   The 2006 Plan will be administered by our Compensation Committee. The Compensation Committee, subject to the terms of the 2006 Plan, selects the individuals to receive awards, determines the terms and conditions of all awards and interprets the provisions of the 2006 Plan. The Compensation Committee’s decisions, determinations and interpretations are binding on all holders of awards granted under the 2006 Plan. Within the limits of the 2006 Plan, the Board may also delegate administration of the 2006 Plan to one or more committees consisting of at least one member of the Board.

Eligibility.   Employees, non-employee directors, consultants, advisors and independent contractors of InfoSonics or its related companies are eligible to receive awards under the 2006 Plan. As of March 31, 2006, approximately 38 employees and three non-employee directors would be eligible to participate in the 2006 Plan.

Types of Awards.

Stock Options.   Both nonqualified and incentive stock options may be granted under the 2006 Plan. The Compensation Committee determines the exercise price for stock options, which may not be less than 100% of the fair market value of the common stock on the date of grant, except for awards that InfoSonics may grant as substitute awards in connection with acquisition transactions. As of March 31, 2006, the closing sales price for InfoSonics’ common stock as reported by the American Stock Exchange was $10.22. The exercise price for stock options may be paid by an optionee in cash, through a broker-assisted cashless exercise or, if permitted by the Compensation Committee determines otherwise, by delivery of previously owned shares or by any other consideration permitted by the Compensation Committee and applicable law. The Compensation Committee also establishes the vesting schedule for each option granted and the term of each option, which cannot exceed ten years from the date of grant.

Unless otherwise provided in the instrument evidencing an option, a participant generally will be able to exercise the vested portion of his or her option for (i) three months following termination of employment or services for reasons other than cause or death and (ii) one year following termination due to death. If a participant dies after termination but while an option is otherwise exercisable, the participant’s executor will generally be able to exercise the vested portion of the option for one year following the participant’s death. If a participant is terminated for cause, all options held by that participant generally will automatically expire.

Stock Appreciation Rights (“SARs”).   The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2006 Plan or on a stand-alone basis. SARs are the right to receive a payment per share of the SAR exercised in stock or in cash equal to the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Exercise of an SAR issued in tandem with a stock option will result in a reduction of the number of shares underlying the related stock option to the extent of the SAR exercise.

Stock Awards, Restricted Stock and Stock Units.   The Compensation Committee may grant awards of shares of common stock, or awards denominated in units of common stock, that are subject to repurchase or forfeiture restrictions. The repurchase or forfeiture restrictions may be based on continuous service with InfoSonics or a related company or on the achievement of specified performance criteria, as determined by the Compensation Committee. Until the lapse of any applicable restrictions, participants may not dispose of their restricted stock. The Compensation Committee, in its sole discretion, may waive any repurchase or forfeiture periods and any other terms, conditions or restrictions on restricted stock and stock units under such circumstances and subject to such terms and conditions as the Compensation Committee deems appropriate. Stock units may be paid in stock, cash or a combination of stock and cash.

Other Stock-Based or Cash-Based Awards.   The Compensation Committee also is authorized to grant other incentives payable in cash or in shares of common stock, subject to its established terms and conditions.

Changes in Control and Reorganization Events.   Unless the Compensation Committee determines otherwise at the time of grant with respect to a particular award, or unless otherwise provided in a written employment, services or other agreement with a participant, if certain changes in control or reorganization events occur (as such terms are defined in the 2006 Plan), outstanding awards will become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions applicable to the awards will lapse, immediately before the change in control or reorganization event. In addition, the Compensation Committee may determine that outstanding awards will be surrendered, cancelled or terminated in exchange for a cash payment or make any other adjustments it deems appropriate in a change in control or reorganization event.

Performance-Based Compensation Under Section 162(m).   The Compensation Committee may determine that awards under the 2006 Plan will be granted subject to the attainment of performance goals relating to one or a combination of business criteria for purposes of qualifying the awards under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 162(m), in order for InfoSonics to be able to deduct compensation in excess of $1 million paid in any one year to the Chief Executive Officer or any of the other four most highly compensated officers, such compensation must qualify as “performance-based” under Section 162(m). One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by InfoSonics’ stockholders.

The business criteria under which InfoSonics may make performance-based awards under the 2006 Plan include cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total shareholder return; cost control; strategic initiatives; market share; sales levels and growth, net income; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics. Such performance goals also may be based on the achievement of specified levels of company performance (or performance of an applicable affiliate or business unit of InfoSonics) under one or more of the business criteria described above relative to the performance of other corporations. The performance goals will be set by the Compensation Committee within the time period required by Section 162(m). The Compensation Committee may decrease, but not increase, the amounts payable pursuant to such awards.

In addition, the maximum number of shares of common stock that may be granted subject to awards to any individual during any calendar year is 200,000 shares, subject to automatic adjustment in the event of a stock split, stock dividend, recapitalization or similar event. This limit is intended to qualify the grant of awards as performance-based compensation under Section 162(m) of the Code.

Transferability.   Unless the Compensation Committee determines otherwise and to the extent permitted by Section 422 of the Code, during a participant’s lifetime, awards may be exercised only by the participant and are not assignable or transferable other than by will or the laws of descent and distribution, except that a participant may designate a beneficiary to exercise an award or receive payment under an award after the participant’s death.

Adjustment of Shares.   In the event of a stock dividend, stock split, recapitalization or other similar event, the Compensation Committee will make proportional adjustments in (a) the maximum number and kind of securities available for issuance under the 2006 Plan; (b) the maximum number and kind of securities that may be made subject to awards to any participant for purposes of Section 162(m); and (c) the number and kind of securities that are subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid for such award.

Term, Termination and Amendment.   The 2006 Plan will terminate on June 12, 2016 unless terminated earlier by the Board of Directors or the Compensation Committee. The Board of Directors or the Compensation Committee may generally amend, suspend or terminate all or any portion of the 2006 Plan at any time, subject to stockholder approval to the extent required by applicable law, exchange rules or other regulatory requirements. The Compensation Committee generally may also amend outstanding awards under the 2006 Plan provided that such amendment does not reduce a participant’s rights under an award without his or her consent. In no event may the Board of Directors or the Committee reduce the exercise price of outstanding options or stock appreciation rights or issue a new option upon exercise of an option under the 2006 Plan without stockholder approval.

Federal Income Tax Consequences.   The following is a summary of the material U.S. federal income tax consequences to InfoSonics and to participants in the 2006 Plan. The summary is based on the Code and the U.S. Treasury regulations promulgated thereunder as in effect as of the date of this proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the 2006 Plan. For example, the summary does not discuss the ramifications of the recent deferred compensation legislation on awards. It is InfoSonics’ intent that awards granted under the 2006 Plan satisfy the requirements of the new deferred compensation provisions of the Code, and the Compensation Committee intends to interpret and administer the 2006 Plan accordingly. InfoSonics strongly encourages participants to consult their own tax advisors as to the specific federal income tax or other tax consequences of their participation in the 2006 Plan.

Incentive Stock Options.   Generally, the grant of an incentive stock option will not result in any federal income tax consequences to the participant or to InfoSonics. The exercise of an incentive stock option generally will not result in the recognition of income by the participant for regular tax purposes, but may subject the participant to the alternative minimum tax or increase the participant’s alternative minimum tax liability. If a participant exercises an incentive stock option and does not dispose of the shares within two years from the date of grant or within one year from the date of exercise, any gain realized upon disposition will be taxable to the employee as long-term capital gain. If a participant violates these holding period requirements, the participant will realize ordinary income in the year of disposition in an amount equal to the excess of (i) the lesser of (a) the amount realized on the sale or exchange or (b) the fair market value of the shares on the date of exercise over (ii) the exercise price. An incentive stock option that is exercised more than three months after the participant terminates employment with InfoSonics will be treated as a nonqualified stock option for federal income tax purposes.

Nonqualified Stock Options.   Generally, the grant of a nonqualified stock option will not result in any federal income tax consequences to the participant or to InfoSonics. Upon exercise of a nonqualified stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the amount paid for the stock. Upon the sale of the shares, the participant generally will have short-term or long-term capital gain or loss equal to the difference between the amount received from the sale and the fair market value of the shares at the time of exercise of the nonqualified stock option.

Stock Appreciation Rights.   A participant will not recognize taxable income upon the grant of an SAR. Upon exercise of an SAR, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

Stock Awards, Restricted Stock and Stock Units.   When a participant receives shares of stock that are not subject to restrictions, the participant will generally recognize taxable ordinary income at the time of receipt of the shares equal to the fair market value of the shares at the time of grant minus the amount, if any, paid for the shares.

A participant who receives an award of restricted stock or stock units does not generally recognize taxable income at the time the award is granted. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (a) freely transferable or (b) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the cash or shares received pursuant to the award less the amount, if any, paid for the shares.

A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date the award is granted.

Tax Effects on InfoSonics.   InfoSonics receives a compensation expense deduction at the same time and in an amount equal to the ordinary income recognized by the participant, subject to the limitations imposed by Section 162(m) described below.

Potential Limitation on InfoSonics’ Deductions.   Section 162(m) precludes a deduction for compensation paid to our Chief Executive Officer and the four other most highly compensated executive officers to the extent that such compensation exceeds $1 million per individual for a taxable year. If certain requirements are met, qualified performance-based compensation is disregarded for purposes of the $1 million deduction limitation.

New Plan Benefits.   A new plan benefits table is not provided because awards under the 2006 Plan will be discretionary. However, please refer to the “Summary Compensation Table” and the “Option Grants in Fiscal Year 2005” table in this proxy statement which set forth the stock option grants made to our Chief Executive Officer and our other most highly compensated executive officers in the last fiscal year. Please also refer to the description of stock option grants made to our non-employee directors in the last fiscal year under the heading “Compensation of Non-Employee Directors.”

The Board of Directors unanimously recommends that the stockholders vote “FOR” approval of the InfoSonics Corporation 2006 Equity Incentive Plan.

Equity Compensation Plan Information

The following table provides information presented as of December 31, 2005 with respect to our 1998 Stock Option Plan and our 2003 Stock Option Plan and an option granted outside of such plans. The table below excludes information about the 2006 Equity Incentive Plan, as discussed in Proposal 3 above, and the grants of stock options to non-employee members of our Board of Directors, as discussed in Proposal 4 below, both of which have been approved by the Board of Directors subject to stockholder approval.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,799,250	$4.29	224,102 (2)
Equity compensation plans not approved by security holders	120,000	$7.20	0
Total	1,919,250	$4.47	224,102

(1)          Includes options outstanding under our 1998 Stock Option Plan and our 2003 Stock Option Plan.

(2)          As of December 31, 2005, no shares remained available for future issuance under the 1998 Stock Option Plan, and 224,102 shares remained available for future issuance under the 2003 Stock Option Plan. As of April 20, 2006, 174,102 shares remained available for future issuance under the 2003 Stock Option Plan and, subject to stockholder approval of the 2006 Equity Incentive Plan, those shares will no longer be available for issuance under the 2003 Stock Option Plan but will be part of the 500,000 shares authorized for issuance under the proposed 2006 Equity Incentive Plan.

Description of Non-Stockholder-Approved Equity Arrangements

On December 31, 2003, the Board of Directors granted a consultant JRC, Inc. a fully vested stock option to purchase 120,000 shares of common stock at an exercise price of $7.20 per share. The option has a five-year term. This stock option was granted prior to InfoSonics’ initial public offering and, therefore, stockholder approval of the grant was not required.

PROPOSAL 4: TO APPROVE STOCK OPTIONS GRANTED TO NON-EMPLOYEE

MEMBERS OF OUR BOARD OF DIRECTORS DURING FISCAL YEAR 2005

We are asking stockholders to approve stock options granted to non-employee members of our Board of Directors during January and December 2005. The stock options were originally granted under the 2003 Stock Option Plan as of January 21, 2005 by our Board of Directors and as of December 30, 2005 by our Compensation Committee. The 2003 Stock Option Plan was initially approved by stockholders in 2003 and subsequently approved, as amended, by stockholders at the 2005 Annual Meeting of Stockholders.

Following approval of the foregoing stock option grants to our non-employee directors, the Board of Directors was advised that certain provisions of the 2003 Stock Option Plan did not permit the grants as previously approved. Had the Board and the Compensation Committee been aware that such grants did not comply with the terms of the 2003 Stock Option Plan, they would have awarded the grants under an alternative available method. The Board of Directors believes that the option grants to the non-employee Board members were necessary to reward and assure the non-employee directors’ continued service on the Board.

On April 11, 2006, the Board of Directors amended and restated the original terms of the option grants to the non-employee directors to make the option grants outside of the 2003 Stock Option Plan, but to the extent possible, subject to the terms and conditions of the 2003 Stock Option Plan. The amendments and restatements of the option grants were effective as of each option’s original grant date. The options will not become exercisable until approved by stockholders at the Annual Meeting and approved by AMEX for listing; the options will terminate if not so approved. InfoSonics is seeking stockholder approval of the grants to comply with AMEX listing requirements.

The principal terms of the option grants, as amended and restated and subject to stockholder approval, are summarized below.

The stock options granted as of January 21, 2005 to each of Messrs. Marx, Pico and Waldron for their director services in 2005 were each (i) to purchase 15,000 shares of InfoSonics’ common stock (ii) granted with an exercise price of $3.29 (equal to the closing sales price of the common stock on the effective date of grant as reported by the American Stock Exchange), (iii) granted with a five-year term, (iv) fully vested as of December 31, 2005, but not exercisable until approved by stockholders and in compliance with all applicable AMEX listing requirements, at which time the options will become fully exercisable; and (v) granted outside of the 2003 Stock Option Plan, but to the extent possible, subject to the terms and conditions of the 2003 Stock Option Plan.

The stock options granted as of December 30, 2005 to each of the non-employee Board members for their director services in 2006 were each (i) to purchase 15,000 shares of InfoSonics’ common stock, (ii) granted with an exercise price of $16.24 (equal to the closing sales price of the common stock on the effective date of grant as reported by the American Stock Exchange), (iii) granted with a three-year term, (iv) fully vested as of December 30, 2005, but not exercisable until approved by the stockholders and in compliance with all applicable AMEX listing requirements, at which time the options will become fully exercisable; and (v) granted outside of the 2003 Stock Option Plan, but to the extent possible, subject to the terms and conditions of the 2003 Plan.

Options to purchase an aggregate of 90,000 shares were granted to the non-employee directors in 2005, subject to stockholder approval. All of the stock options will terminate upon the earlier of the expiration of the applicable term of the option and three months after the non-employee director ceases to be a member of the Board of Directors, unless the director is removed by a vote of stockholders in accordance with Maryland law. In the event of removal by a stockholder vote, the options will terminate immediately upon delivery of a notice of removal to the director.

The following table summarizes the individual grants to the non-employee directors described above.

Stock Option Grants to Non-Employee Directors in 2005

Name	Number of Shares Subject to Options	Date Granted	Exercise Price	Expiration Date
Randall P. Marx	15,000	01/21/05	$3.29	01/21/10
	15,000	12/30/05	$16.24	12/30/08
Robert S. Picow	15,000	01/21/05	$3.29	01/21/10
	15,000	12/30/05	$16.24	12/30/08
Kirk A. Waldron	15,000	01/21/05	$3.29	01/21/10
	15,000	12/30/05	$16.24	12/30/08

All the options are nonqualified stock options under the federal tax laws and have the tax consequences described in Proposal 3 above, “Federal Income Tax Consequences—Nonqualified Stock Options.”

The Board of Directors unanimously recommends that the stockholders vote “FOR” approval of the stock option grants to the non-employee members of our Board of Directors.

PROPOSAL 5: OTHER BUSINESS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the Annual Meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS,
DISCRETIONARY AUTHORITY TO VOTE PROXIES

Under Rule 14a-8(e) of the Securities Exchange Act of 1934, in order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2006 fiscal year, proposals by individual stockholders must be received by us no later than December 30, 2006.

In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of stockholders following the end of our 2006 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than  December 30, 2006.

* * * * *

This Notice and Proxy Statement are sent by order of the Board of Directors.

Date: April 28, 2006	/s/ JOSEPH RAM
Joseph Ram
Chief Executive Officer

Appendix A

INFOSONICS CORPORATION

AUDIT COMMITTEE CHARTER

Purpose and Authority

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in overseeing: (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements; (3) the independent auditor’s qualifications and independence; (4) the performance of the Company’s internal auditors, if applicable, and independent auditor; and (5) compliance with the Company’s code of ethics for senior financial officers and compliance with the Company’s code of conduct for all Company personnel. The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. The Committee shall also have all authority necessary to fulfill the duties and responsibilities assigned to the Committee in this Charter or otherwise assigned to it by the Board. The Committee shall fulfill its oversight role by performing the duties and responsibilities set forth in this Charter.

As the Committee deems appropriate, it may retain independent counsel, accounting and other professionals to assist the Committee without seeking Board approval with respect to the selection, fees or terms of engagement of any such advisors.

Committee Structure and Expertise

For as long as the Company is deemed a “small business issuer” pursuant to the rules and regulations of the Securities Exchange Commission (the “SEC”), the Committee shall consist of at least two directors. If at any time, the Company ceases to qualify as a “small business issuer”, the Committee shall expand to consist of at least three directors. Each member of the Committee shall meet the independence and experience requirements of the American Stock Exchange (“AMEX”), Section 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the SEC. The Board may, at any time and in its complete discretion, replace a Committee member. Each member of the Committee shall be financially literate and shall, at a minimum, be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one Committee member shall have, through education and experience as a public accountant or auditor, or a principal financial officer, controller or principal accounting officer or from performance of similar functions, sufficient financial expertise in accounting and auditing so as to be a “financial expert”, in accordance with such regulations as may be applicable to the Company from time to time.

Notwithstanding the foregoing, one director who is not independent and who is not a current employee of, or an immediate family member of a current employee of, the Company may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses such determination, the nature of the relationship, and the reason for the determination in the next annual proxy statement or, if the Company does not file a proxy statement, in the next annual report on Form 10-K.

If the Committee is aware of any material noncompliance with the structure or expertise requirements set forth above, the Committee shall report such noncompliance to the Board, who must then notify AMEX promptly of such noncompliance.

Meetings

The Committee shall meet as often as necessary, at least on a quarterly basis. The Committee shall meet in separate, private sessions with each of management, the independent auditor and the internal auditors to discuss anything the Committee or these groups believe should be discussed. The Committee may require any Company officer or employee or the Company’s outside counsel or external auditor to attend a Committee meeting or to meet with any members of, or consultants to, the Committee, and to provide pertinent information as necessary. In the absence of a member designated by the Board to serve as chair, the members of the Committee may appoint from among their number a person to preside at their meetings.

The Committee shall maintain minutes and other relevant documentation of all its meetings.

Committee Authority and Responsibilities

The Committee shall have the following duties and responsibilities, in addition to any duties and responsibilities assigned to the Committee from time to time by the Board:

Engagement of Independent Auditor

•       Directly appoint, retain, and compensate the Company’s independent auditor. The Committee has the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditor. The Committee shall be directly responsible for overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

•       Pre-approve all auditing and such non-auditing services as the independent auditor is permitted to provide, subject to de minimus exceptions for other than audit, review, or attest services that are approved by the Committee prior to completion of the audit. Alternatively, the engagement of the independent auditor may be entered into pursuant to pre-approved policies and procedures established by the Committee, provided that the policies and procedures are detailed as to the particular services and the Committee is informed of each service. In considering whether to pre-approve any non-audit services, the Committee shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

•       Ensure that the Committee’s approval of any non-audit services is publicly disclosed pursuant to applicable laws, rules and regulations.

•       The Committee shall have the authority to engage, without Board approval, independent legal, accounting, and other advisors as it deems necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, to compensate the independent auditor, outside legal counsel, or any other advisors employed by the Committee, and to pay ordinary Committee administrative expenses that are necessary and appropriate in carrying out its duties.

Evaluate Independent Auditor’s Qualifications, Performance and Independence

•       At least annually, evaluate the independent auditor’s qualifications, performance and independence, including that of the lead audit partner.

•       At least annually, obtain and review the letter and written disclosures from the independent auditor consistent with Independence Standards Board No. 1, including a formal written statement by the independent auditor delineating all relationships between the auditor and the Company; actively engage in a dialogue with the auditor with respect to that firm’s independence and any disclosed relationships or services that may impact the objectivity and independence of the auditor; and take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

•       Discuss with the independent auditor the matters required to be discussed by the Statement of Auditing Standards (“SAS”) No. 61, Communications with Audit Committee, SAS No. 89, Audit Adjustments, and SAS No. 90, Audit Committee Communications, all as amended from time to time, together with any other matters as may be required for public disclosure or otherwise under applicable laws, rules and regulations.

•       Ensure that the independent auditor’s lead partner and reviewing partner are replaced every five years. Consider, from time to time, whether a rotation of the independent auditing firm would be in the best interests of the Company and its shareholders.

Review Financial Statements and Financial Disclosure

•       Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, the report of the independent auditor thereon, and disclosures regarding critical accounting estimates, and discuss any significant issues encountered in the course of the audit work, including any restrictions on the scope of activities, access to required information or the adequacy of internal controls.

•       If so determined by the Committee, based on its review and discussion of the audited financial statements with management and the independent auditor, its discussions with the independent auditor regarding the matters required to be discussed by SAS 61, and its discussions regarding the auditor’s independence, recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K.

•       Review the CEO and CFO’s disclosures and certifications set forth in the Company’s Forms 10-Q and 10-K under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

Periodic Assessment of Accounting Practices and Policies

•       Obtain and review timely reports from the independent auditor regarding:  (1) all critical accounting policies to be used; (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•       Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

•       Review changes in promulgated accounting and auditing standards that may materially affect the Company’s financial reporting practices.

•       Review any reports by management regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Review any report issued by the Company’s independent auditor regarding management’s assessment of the Company’s internal controls.

Proxy Statement Report of Audit Committee

•       Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

Hiring Policies

•       Set clear hiring policies for the Company’s hiring of employees and former employees of the independent auditor who were engaged on the Company’s account, and ensure that such policies comply with any regulations applicable to the Company from time to time.

Ethics Compliance and Complaint Procedures

•       Develop, and monitor compliance with, a code of ethics for senior financial officers pursuant to, and to the extent required by, regulations applicable to the Company from time to time.

•       Develop, and monitor compliance with, a code of conduct for all Company employees, officers and directors pursuant to, and to the extent required by, regulations applicable to the Company from time to time.

•       Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

•       Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Duties Exclusive to the Audit Committee

The following duties, previously set forth in this Charter, shall be the exclusive responsibility of the Committee:

•       Select and retain the independent auditor; determine and approve compensation of the independent auditor; resolve disagreements between management and the independent auditor; oversee and evaluate the independent auditor and, where appropriate, replace the independent auditor, with the understanding that the independent auditor shall report directly to the Committee.

•       Pre-approve the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide to the Company and approve the fees for such services. (Pre-approval of audit and non-audit services may be delegated to one or more independent members of the Committee so long as that member or those members report their decisions to the Committee at all regularly scheduled meetings).

•       Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

•       Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Evaluation

The Committee shall review and reassess the adequacy of this Charter at least annually and submit proposed changes to the Board for approval. The Committee has the powers and responsibilities delineated in this Charter. It is not, however, the Committee’s responsibility to prepare and certify the Company’s financial statements, to guaranty the independent auditor’s report, or to guaranty other disclosures by the Company. These are the fundamental responsibilities of management and the independent auditor. Committee members are not full-time Company employees and are not performing the functions of auditors or accountants.

The Committee shall obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations for improvement.

Appendix B

INFOSONICS CORPORATION

2006 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the InfoSonics Corporation 2006 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts with the long-term interests of the Company’s stockholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1   Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto. Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 15 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. All references in the Plan to the “Committee” shall be, as applicable, to the Compensation Committee or any other committee to whom the Board has delegated authority to administer the Plan.

3.2   Administration and Interpretation by Committee

(a)   Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)   In no event, however, shall the Committee have the right, without stockholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 14, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c)   The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d)   Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1   Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 14.1, a maximum of 500,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares.

4.2   Share Usage

(a)  Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)  Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of

Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d)   Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 14.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1   Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2   Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3   Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. Deferral of any Award payment shall satisfy the requirements for exemption from Section 409A of the Code or satisfy the requirements of Section 409A as determined by the Plan Administrator prior to such deferral.

6.4   Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

SECTION 7. OPTIONS

7.1   Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2   Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards.

7.3   Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of a Nonqualified Stock Option shall be as established for that Option by the Committee, provided such term may not exceed ten years, or, if not so established, shall be ten years from the Grant Date.

7.4   Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Committee at any time:

Period of Participant’s Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable
After 1 year	1/3rd
Each additional one-month period of continuous service completed thereafter	An additional 1/36th
After 3 years	100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery, as directed by the Company, to the Company or a brokerage firm designated or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5   Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a)   cash, check or wire transfer;

(b)   tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option owned by the Participant for at least six months (or any other period necessary to avoid adverse accounting consequences to the Company);

(c)   so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(d)   such other consideration as the Committee may permit.

7.6   Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a)   Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b)   Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i)    if the Participant’s Termination of Service occurs for reasons other than Cause or death, the date that is three months after such Termination of Service;

(ii)   if the Participant’s Termination of Service occurs by reason of death, the one-year anniversary of such Termination of Service; and

(iii)  the last day of the maximum term of the Option (the “Option Expiration Date”).

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

(c)   A Participant’s change in status from an employee to a consultant, advisor or independent contractor, or a change in status from a consultant, advisor or independent contractor to an employee, shall not be considered a Termination of Service for purposes of this Section 7.6.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required, the following:

8.1   Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2   Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3   Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4   Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5   Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6   Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7   Code Definitions

For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1   Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee, provided such term may not exceed ten years, or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2   Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1   Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2   Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3   Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 12. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld may not exceed the employer’s minimum required tax withholding rate, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months, if such limitations are necessary to avoid adverse accounting consequences to the Company.

SECTION 13. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 14. ADJUSTMENTS

14.1   Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

14.2   Changes in Control and Reorganization Events

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award or unless provided otherwise in a written employment, services or other agreement between the Participant and the Company or a Related Company, the following provisions shall apply upon a Change in Control or upon a Reorganization Event:

(a)   In the event of a Change in Control, all outstanding Awards shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Change in Control, and, in addition, the Committee, in its sole discretion, shall have the right, but not the obligation, to do any of the following:

(i)    provide for a Participant to surrender an Award (or portion thereof) and to receive in exchange a cash payment, for each share subject to an Award, equal to the excess, if any, of the aggregate fair market value of the shares subject to the Award over the exercise or grant price, if any, for the shares subject to the Award; and

(ii)   make any other adjustments, or take any other action, as the Committee, in its discretion, shall deem appropriate provided that any such adjustments or actions would not result in a Participant receiving less value than pursuant to the foregoing provisions of this subsection 14.2(a).

(b)   In the event of a Reorganization Event, all outstanding Awards shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Reorganization Event, and, in addition, the Committee, in its sole discretion, may make any or all of the following adjustments:

(i)    by written notice to each Participant provide that such Participant’s Options shall be terminated or cancelled upon such Reorganization Event, unless exercised prior thereto;

(ii)   provide for termination or cancellation of an Award in exchange for payment to the Participant of an amount in cash or securities equal to the excess, if any, of the aggregate fair market value of the shares subject to the Award over the exercise or grant price, if any, for the shares; and

(iii)  make any other adjustments, or take any other action, as the Committee, in its discretion, shall deem appropriate, provided that any such adjustments or actions shall not result in the Participant receiving less value than pursuant to the foregoing provisions of this subsection 14.2(b).

Any action taken by the Committee may be made conditional upon consummation of the Change in Control or Reorganization Event, as applicable.

14.3   Further Adjustment of Awards

Subject to Section 14.2, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

14.4   No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

14.4   Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 15. CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 15 is applicable to such Award.

15.1   Performance Criteria

If an Award is subject to this Section 15, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; sales levels and growth; net income; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the “Performance Criteria”). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

15.2   Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 14, with respect to any Award that is subject to this Section 15, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

15.3   Limitations

Subject to adjustment from time to time as provided in Section 14.1, no Participant may be granted Awards subject to this Section 15 in any calendar year period with respect to more than 200,000 shares of Common Stock.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 15 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 16. AMENDMENT AND TERMINATION

16.1   Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section 16.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

16.2   Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the Effective Date or more than ten years after approval of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

16.3   Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Sections 14 or 17.12 shall not be subject to these restrictions.

SECTION 17. GENERAL

17.1   No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

17.2   Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

17.3   Indemnification

Each person who is or shall have been a member of the Board or a committee appointed by the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

17.4   No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

17.5   Compliance With Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

17.6   Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

17.7   No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

17.8   Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

17.9   Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

17.10   Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of California without giving effect to principles of conflicts of law.

17.11   Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.12   Section 409A of the Code

Notwithstanding anything contained in the Plan to the contrary, any and all Awards, payments, distributions, deferral elections, transactions and any other actions or arrangements made or entered into pursuant to the Plan shall remain subject at all times to compliance with the requirements of Section 409A of the Code. If the Plan Administrator determines that any Award is subject to Section 409A, the agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. If the Plan Administrator determines that any Award may be subject to Section 409A, the Plan Administrator may adopt such amendments to the Plan and the applicable agreement evidencing the Award or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Plan Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A or (b) comply with the requirements of Section 409A.

SECTION 18. EFFECTIVE DATE

The Plan is effective April 11, 2006 (the “Effective Date”), subject to stockholder approval of the Plan.

Exhibit A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act regardless of whether the Company is then subject to the reporting requirement, including, without limitation

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $.001 per share, of the Company.

“Company” means InfoSonics Corporation, a Maryland corporation.

“Compensation Committee” means the Compensation Committee of the Board.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Effective Date” has the meaning set forth in Section 18.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing sale price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Plan” means the InfoSonics Corporation 2006 Equity Incentive Plan.

‘‘Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Reorganization Event” shall be deemed to occur if (a) the Company is merged or consolidated with another corporation; (b) one person becomes the beneficial owner of all the issued and outstanding equity securities of the Company (the terms “person” and “beneficial owner” shall have the meanings assigned to them in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder); (c) all or substantially all the assets of the Company are acquired by another corporation; or (d) the Company is reorganized, dissolved or liquidated.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Section 409A” means Section 409A of the Code, including any proposed and final regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
SUMMARY PAGE

Date of Board		Section/Effect	Date of Stockholder
Action	Action	of Amendment	Approval
April 11, 2006	Initial Plan Adoption		, 2006

InfoSonics Corporation

Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.

1. Election of the Board of Directors until the next Annual Meeting.

	For	Against	Withhold		For	Against	Withhold
01 - Joseph Ram				04 - Robert S. Picow

02 - Abraham G. Rosler				05 - Kirk A. Waldron

03 - Randall P. Marx

Issues

The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain
2.	Ratification of the employment of Singer Lewak Greenbaum & Goldstein LLP as InfoSonics’ independent registered public accounting firm for the fiscal year ending December 31, 2006.

3.	Approval of the 2006 Equity Incentive Plan.

4.	Approval of stock options granted to non-employee members of the Board of Directors during fiscal year 2005.

Each of the Proxies is authorized to vote upon such other business that may properly come before the Annual Meeting.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please date and sign this Proxy exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

Proxy - InfoSonics Corporation

5880 Pacific Center Blvd

San Diego, CA 92121

858-373-1600

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Joseph Ram and Jeffrey Klausner, or either of them, as proxies, with full power of substitution and revocation, the true and lawful attorney and proxies of the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of InfoSonics Corporation (“InfoSonics”) to be held at 10:00 a.m. (San Diego, California time) on June 12, 2006, at Del Mar Marriott, 11966 El Camino Real, San Diego, California, or any adjournments thereof, to vote the shares of common stock of InfoSonics standing in the name of the undersigned on the books of InfoSonics, or such shares of common stock of InfoSonics as the undersigned may otherwise be entitled to vote on the record date for the Annual Meeting with all powers the undersigned would possess if personally present at the Annual Meeting, with respect to the matters set forth on the reverse side and described in the Notice of the Annual Meeting of Stockholders, dated April 28, 2006, and the accompanying proxy statement of InfoSonics.

The Board of Directors recommends a vote “FOR” all proposals listed. If no directions are given by the person(s) executing this Proxy, the shares will be voted in favor of all listed proposals. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified, the shares will be voted for all proposals.

Please mark, sign, date and return this Proxy promptly to the addressee in the enclosed stamped envelope.